Reconciliation of Income Tax Benefit (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of Provision of Income Taxes [Line Items]
Tax benefit at statutory federal rate	$ (588,787)	$ (542,338)
Tax-free income	(18,685)	(5,130)
Disallowed interest expense	1,711	562
State income tax benefit	(65,861)	(59,153)
Valuation allowance	662,175	597,497
Other items, net	9,447	8,562
Income tax benefit